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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                             ----------------------

                Date of report (Date of earliest event reported):

                               SEPTEMBER 26, 2000


                                  ABGENIX, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   000-24207                 94-3248826
 --------------------------   -----------------------     ----------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)


                7601 Dumbarton Circle, Fremont, California 94555
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (510) 608-6500
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         ACQUISITION OF IMMGENICS PHARMACEUTICALS INC.

                  On September 26, 2000, Abgenix, Inc., a Delaware corporation, issued a press release announcing a definitive agreement whereby Abgenix, Inc. will acquire ImmGenics Pharmaceuticals Inc. for an aggregate consideration of approximately $77 million payable in shares of common stock of Abgenix, Inc. pursuant to the terms and subject to the conditions thereof. The press release has been filed as an exhibit to this Current Report on Form 8-K, attached hereto as Exhibit 99.1.

         CAUTIONARY STATEMENT

                  Statements made in the press release about Abgenix's technology, product development activities and collaborative arrangements other than statements of historical fact, are forward looking statements and are subject to a number of uncertainties that could cause actual results to differ materially from the statements made, including risks associated with the success of clinical trials, the progress of research and product development programs, the regulatory approval process, competitive products, future capital requirements and the extent and breadth of Abgenix's patent portfolio. Please see Abgenix' public filings with the Securities and Exchange Commission (SEC) for information about risks that may affect Abgenix.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

                  The following exhibit is part of this Current Report on Form 8-K and is numbered in accordance with Item 601 of Regulation S-K.

EXHIBIT NO.                DESCRIPTION
-----------                ---------------------------------------------------------------

99.1                       Press Release issued on September 26, 2000 by Abgenix, Inc.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ABGENIX, INC.
                                  (Registrant)


Date:  October 26, 2000          By:  /s/ R. Scott Greer
                                      ------------------------------------------
                                      R. Scott Greer
                                      President and Chief Executive Officer



                                  EXHIBIT INDEX

                  Pursuant to Item  601(a)(2) of  Regulation  S-K,  this
exhibit index immediately precedes the exhibit.

EXHIBIT NO.         DESCRIPTION
-----------         ------------------------------------------------------------

99.1                Press Release issued on September 26, 2000 by Abgenix, Inc.



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